LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

SUPPLEMENT DATED MARCH 22, 2010

TO THE SUMMARY PROSPECTUS

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus dated November 30, 2009, as supplemented on March 12, 2010 and March 19, 2010 and as may be amended or further supplemented, the fund’s statement of additional information, dated November 30, 2009, as supplemented on March 12, 2010 and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated July 31, 2009, are incorporated by reference into this Summary Prospectus.

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